UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

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[ ]	Soliciting Material Pursuant to Section 240.14a-12

MYMAGIC, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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NYMAGIC, INC. ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Material You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available. This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting. NYMAGIC, INC. CIO MELLON INVESTOR SERVICES 480 WASHINGTON BLVD. 29TH FLOOR JERSEY CITY. NI 07310 Shareholder Meeting to be held on 05/21/08 Proxy Materia! Available Notice and Proxy Statement Annual Report on Form 10-K PROXY MATERIAL — VIEW OR RECEIVE You can choose to view the material Online or receive a paper or e-mail copy. If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge to you for requesting a copy. Please make your request for a copy as instructed below on or before 5/7/08 to facilitate timely delivery. HOW TO VIEW MATERIAL VIA THE INTERNET The proxy statement and annual report to shareholders are available at www.proxyvote.com. Have the 12 Digit Control Number available when you visit. HOW TO REQUEST A COPY OF MATERIAL BY INTERNET — www.proxyvote.com BY TELEPHONE — 1-800-579-1639 BY E-MAIL* — sendmateriai@proxyvote.com *if requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number {located on the following page) in the subject line. See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information How To Vote Meeting Type:Annual Meeting Date:05/21/08 Meeting Time:9:00 A.M. EDT For holders as of:03/24/08 Meeting Location: Offices of Dewey & LeBoeuf LLP 1301 Avenue of the Americas New York, NY 10019 Vote In Person Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. Vote By Internet Meeting Directions: For Meeting Directions Please Call: (212)259-8000 To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions

|Voting items| The Board of Directors recommends a vote FOR Proposals 1,2 and 3. 1. ELECTION OF DIRECTORS. Nominees: 01)John R. Anderson07)William J. Michaelcheck02)Glenn Angiolillo08)William D. Shaw, Jr.03)Ronald J. Artinian09)Robert G. Simses04)John T. Bai!y10)George R. Trumbull, III David W. Young05)David E. Hoffman11) 06)A. George KallopAPPROVAL OF THE ADOPTION OF THE AMENDMENT TO THE NYMAGIC, INC. AMENDED AND RESTATED 2004 LONG-TERM INCENTIVE PLAN. RATIFICATION OF THE APPOINTMENT OF KPMG LLP as independent registered public accountants of the Company. The undersigned acknowledges receipt of the accompanying Proxy Statement and Annual Report for the fiscal year ended December 31, 2007.

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